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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934

                                 January 6, 2005
                                 Date of Report


                     ICON CASH FLOW PARTNERS, L.P., SERIES E
             (Exact name of registrant as specified in its charter)


             Delaware                     000-27912              13-3635208
     (State or other jurisdiction   (Commission File No.)     (I.R.S. Employer
           of incorporation)                                 Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
                    (Address of principal executive offices)



                                 (212) 418-4700
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

     On December 31, 2004, Jeremiah Silkowski, resigned from his position of Senior Vice President of ICON Capital Corp., the Company's general partner, so that he may pursue other opportunities.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ICON Cash Flow Partners, L.P., Series E

                                    By:  ICON Capital Corp., its General Partner


Dated:  January 6, 2005             By: /s/ Thomas W. Martin
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                                        Thomas W. Martin
                                        Executive Vice President